Exhibit 10.10

AMENDMENT NO. 1 TO
CREDIT AND SECURITY AGREEMENT
This Amendment No. 1 to Credit and Security Agreement (this “Amendment”), dated as of January 22, 2013, among MOHAWK FACTORING, LLC, a Delaware limited liability company (the “Borrower”), MOHAWK SERVICING, LLC, a Delaware limited liability company (the “Servicer”) the Lenders from time to time party thereto, the Liquidity Banks from time to time party thereto, the Co-Agents from time to time party thereto and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
WHEREAS, the Borrower, the Servicer, the Lenders, the Liquidity Banks, the Co-Agents and the Administrative Agent previously entered into that certain Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), dated as of December 19, 2012; and
WHEREAS, the Borrower, the Servicers, the Lenders, the Liquidity Banks, the Co-Agents and the Administrative Agent agree to amend the Credit and Security Agreement pursuant to the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit and Security Agreement.
Section 2.    Amendments to the Credit and Security Agreement. (a)  Section 3.2 of the Credit and Security Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
Section 3.2.    Calculation of CP Costs. As soon as practicable, and not later than 12:00 noon (New York City time) on the Business Day immediately following each Calculation Period, each Conduit (or its Co‑Agent) shall calculate the aggregate amount of CP Costs applicable to its CP Rate Loans for the Calculation Period then most recently ended and shall notify Administrative Agent of such aggregate amount, which notice shall include a reasonably detailed description of such calculations. Upon receipt of such information, the Administrative Agent shall promptly (and in no event, later than the close of business on the Business Day immediately following each Calculation Period) notify the Borrower of the CP Costs applicable to all CP Rate Loans for the Calculation Period most recently ended.

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(b)    The defined term “Calculation Period” appearing in Exhibit I to the Credit and Security Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
“Calculation Period” means a fiscal month of the Borrower or portion thereof which elapses during the term of this Agreement prior to the Final Payout Date. The first Calculation Period shall commence on the date of the initial Advance hereunder. For purposes of the use of this term in other definitions in Exhibit I to this Agreement, Calculation Periods occurring prior to the date of the initial Advance shall mean a fiscal month of Borrower.
(c)    The defined term “LIBO Rate” appearing in Exhibit I to the Credit and Security Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
“LIBO Rate” means, for any Interest Period, the quotient of (a) a rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan offered for a term comparable to such Interest Period, which rates appear on page BBAM on the Bloomberg Terminal (successor to Telerate page 3750) (“Page BBAM”) (or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits for such Interest Period in United States dollars) at approximately 11:00 a.m. (London time), two Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the LIBO Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than three (3) major banks in New York, New York, selected by the applicable Co‑Agent, at approximately 10:00 a.m. (New York City time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, and (b) one minus the maximum aggregate reserve requirement, if any (including all basic, supplemental, marginal or other reserves) which is imposed against the applicable Co‑Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period.
Section 3.    Representations of the Borrower. The Borrower hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the Credit and Security Agreement is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

provided, that with respect to those contained in Section 5.1(a), (e), (f), (l), (u) and (w) of the Credit and Security Agreement, the determination of whether any Material Adverse Effect has occurred as set forth therein shall be made solely by the Borrower, in its reasonable, good faith judgment.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)    Administrative Agent shall have received a duly executed Performance Guarantor’s Acknowledgment and Consent;
(c)    each representation and warranty of the Borrower contained herein shall be true and correct; and
(d)    no Amortization Event shall have occurred and be continuing.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the Credit and Security Agreement as of the date hereof. Except as amended by this Amendment, the Credit and Security Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.    Governing Law and Jurisdiction. The provisions of the Credit and Security Agreement with respect to governing law and consent to jurisdiction are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

MOHAWK FACTORING, LLC, as Borrower

By:/s/ John J. Koach
Name: John J. Koach
Title: Secretary

MOHAWK SERVICING, LLC, as Servicer

By:/s/ Shailesh S. Bettadapur
Name: Shailesh S. Bettadapur
Title: VP & Treasurer

VICTORY RECEIVABLES CORPORATION

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO‑MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Co‑Agent

By: /s/ Richard Gregory Hurst
Name: /s/ Richard Gregory Hurst
Title: Director

WORKING CAPITAL MANAGEMENT CO., L.P., AS CONDUIT

By: /s/ Shinichi Nochilde
Name: Shinichi Nochilde
Title: Attorney in Fact

Amendment No. 1 to Credit and Security Agreement

SUNTRUST BANK, as a Non-Conduit Lender

By: /s/ Kyle Shenton
Name: Kyle Shenton
Title: Vice President

SUNTRUST BANK, as Co-Agent and Administrative Agent

By: /s/ Kyle Shenton
Name: Kyle Shenton
Title: Vice President

MIZUHO CORPORATE BANK, LTD., as WCM Liquidity Bank and as Co-Agent

By: /s/ David Lim
Name: David Lim
Title: Senior Vice President

Amendment No. 1 to Credit and Security Agreement

PERFORMANCE GUARANTOR’S ACKNOWLEDGMENT AND CONSENT
The undersigned, Mohawk Industries, Inc., has heretofore executed and delivered the Performance Undertaking dated as of December 19, 2012 (the “Performance Undertaking”) and hereby consents to the Amendment No. 1 to the Credit and Security Agreement as set forth above and confirms that the Performance Undertaking and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit and Security Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Performance Undertaking referred to above.
MOHAWK INDUSTRIES, INC.
By:/s/ Shailesh S. Bettadapur
Name: Shailesh S. Bettadapur
Title: VP & Treasurer